UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



Date of Report (Date of earliest event reported)       November 18, 2005
                                                --------------------------------


                      Technical Communications Corporation
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             (Exact name of registrant as specified in its charter)

     Massachusetts                       0-8588               04-2295040
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(State or other jurisdiction           (Commission           (IRS Employer
of incorporation)                      File Number)          Identification No.)


        100 Domino Drive, Concord, MA                                   01742
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   (Address of principal executive offices)                           (Zip Code)


Registrant's telephone number, including area code        (978) 287-5100
                                                   -----------------------------

                                 Not Applicable
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         (Former name or former address, if changed since last report.)



         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]    Written communications pursuant to Rule 425 under the Securities
       Act (17 CFR 230.425)
[ ]    Soliciting  material  pursuant to Rule 14a-12 under the Exchange
       Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02   Results of Operations and Financial Condition.

     On November 18, 2005, Technical Communications Corporation announced its financial results for the fiscal year ended September 24, 2005. A copy of the press release dated November 18, 2005 describing such results is attached as
Exhibit 99.1 to this report and incorporated herein.

Item 9.01   Financial Statements and Exhibits.

         a. Financial statements of businesses acquired. Not applicable.

         b. Pro forma financial information. Not applicable.

         c. Shell company transactions. Not applicable

         d. Exhibits. The following exhibit is furnished pursuant to
                      Item 2.02 hereof, and the information contained in this report and such exhibit shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly stated therein.

            Exhibit No.              Title
            -----------              -----

               99.1             Press Release dated November 18, 2005

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       Technical Communications Corporation



Dated:  November 18, 2005              By:    /s/ Carl H. Guild, Jr.
                                           -------------------------------------
                                           Carl H. Guild, Jr.
                                           President and Chief Executive Officer